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                                                                  EXHIBIT 10.4.7


                SEVENTH AMENDMENT TO NETOBJECT LICENSE AGREEMENT
                            Agreement Number: L97063

Seventh Amendment, effective January 15, 1999, to the NetObjects License Agreement Number L97063 dated March 18, 1997 as amended ("Agreement") between NetObjects, Inc. with an address at 301 Galveston Drive, Redwood City, California 94063 ("NetObjects") and International Business Machines Corporation with an address at Route 100, Somers, New York 10589 ("IBM"). All capitalized terms and definitions used in the Amendment and not otherwise defined herein shall have the meanings give them in the Agreement.

In consideration of the covenants and agreements contained herein, the parties hereto agree to amend the Agreement as follows:

1. Subparagraph (b) of the Section 11.8 titled "Repayment" is hereby deleted in its entirety and replaced with the following:

          "(b) Once the cumulative Royalty Discount, received by IBM is equal to or greater than the Translation Cost multiplied by 1.15, then the Translation Cost will have been repaid in full and Royalty Discount shall no longer remain in effect."

2. Subparagraphs (c) and (d) of the Section 11.8 titled "Repayment" are hereby deleted in their entirety.

The Agreement remains in full force and effective in accordance with its terms, except as such terms have been expressly modified by the Amendment. In the event of any conflict between the terms of the Amendment and the terms of the Agreement, the Amendment shall control. This Amendment constitutes the entire understanding of the parties with respect to its subject matter and merges and supersedes all prior communications, understandings and agreements between the parties concerning the subject matter hereof. This Agreement shall not be modified except in writing subsequently dated, signed on behalf of each party by a duly authorized representative.

Executed by the authorized representatives of the parties as of the date first set forth above.

NETOBJECTS,INC                             INTERNATIONAL BUSINESS
                                            MACHINES CORPORATION

By:  /s/ E. Cicogna                      By:   /s/ R.G. Anderegg
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Name:    E. Cicogna                      Name:      R.G. Anderegg
     --------------------------              -------------------------------
Title: V.P. Finance                      Title:   VP & Asst. General Counsel
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Date:       1/18/99                        Date:     1/22/99
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